                                                                     EXHIBIT 23




INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 33-17366 of United Companies Financial Corporation on Form S-8 of our report dated June 24, 1997, appearing in this Annual Report on Form 11-K of United Companies Financial Corporation Employees' Savings Plan for the year ended December 31, 1996.




/s/  DELOITTE & TOUCHE LLP

Baton Rouge, Louisiana
June 24, 1997




                                      16